Exhibit 10.5
FIGMA, INC.
2025 EMPLOYEE STOCK PURCHASE PLAN
1.    PURPOSE. Figma, Inc. adopted the Plan effective as of the Effective Date. The purpose of this Plan is to provide eligible employees of the Company and the Participating Corporations with a means of acquiring an equity interest in the Company, to enhance such employees’ sense of participation in the affairs of the Company. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.    ESTABLISHMENT OF PLAN. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. In addition, this Plan authorizes the grant of options under a Non-Section 423 Component that is not intended to meet Section 423 requirements, provided, to the extent necessary under Section 423 of the Code, the other terms and conditions of the Plan are met.
Subject to Section 14, a total of Eleven Million, Six Hundred Thousand (11,600,000) shares of Common Stock are reserved for issuance under this Plan. In addition, the number of shares of Common Stock available for grant and issuance under the Plan will be increased on January 1st of each of the first ten (10) calendar years during the term of the Plan by the lesser of (a) one percent (1%) of the number of shares of all classes of the Company’s common stock issued and outstanding on each December 31st immediately prior to the date of increase or (b) such number of shares of Common Stock determined by the Board. Subject to Section 14, no more than One Hundred Million (100,000,000) shares of Common Stock may be issued over the term of this Plan. For the avoidance of any uncertainty, shares of Common Stock withheld to satisfy tax withholding obligations shall not reduce the number of shares of Common Stock available for grant pursuant to the Plan and shall again be made available for grant pursuant to the Plan. The number of shares initially reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14. Any or all such shares may be granted under the Section 423 Component.
3.    ADMINISTRATION. The Plan will be administered by the Committee. The Committee may delegate administrative tasks under the Plan to a subcommittee or to one or more officers to assist with the administration of the Plan pursuant to specific delegation as permitted by applicable law. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all eligible employees and Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility (including that the Committee may determine that an employee of a third party agency who is providing services to a Participating Corporation at the direction of the Participating Corporation is eligible to participate in an Offering Period under the Non-Section 423 Component of this Plan), to designate the Participating Corporations, to determine whether Participating Corporations shall participate in the Section 423 Component or Non-Section 423 Component and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules, sub-plans, and/or procedures relating to the operation and administration of the Plan designed to facilitate compliance with local laws, regulations or customs or to achieve tax, securities law or other objectives for eligible employees outside of the United States. Further, the Committee is specifically authorized to adopt rules and procedures regarding the application of the definition of Compensation (as defined below) to Participants on payrolls outside of the United States, handling of Contributions, taking / making of other Contributions to the Plan, establishment of bank or trust accounts to hold Contributions, payment of interest, establishment of the exchange rate applicable to Contributions made in a currency other than U.S. dollars, obligations to pay payroll tax, determination of beneficiary designation requirements, tax withholding procedures, and handling of stock certificates that vary with applicable local requirements.
The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, and the provisions of the Plan will separately apply to each such separate offering even if the dates of the applicable Offering Periods of each such offering are identical. To the extent permitted by Section 423 of the Code, the terms of each separate offering under the Plan need not be identical, provided that the rights and privileges established with respect to a particular offering are applied in an identical manner to all employees of every Participating Corporation whose employees are granted options under that particular offering. The Committee may establish rules to govern the terms of the Plan and the offering that will apply to Participants who transfer employment between the Company and Participating Corporations or between Participating Corporations, in accordance with requirements under Section 423 of the Code to the extent applicable.
4.    ELIGIBILITY.
(a)    Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that one or more of the following categories of employees may be excluded from coverage under the Plan if determined by the Committee (other than where such exclusion is prohibited by applicable law):
(i)    employees who do not meet eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code);
(ii)    employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;
(iii)    employees who have been employed less than two (2) years;
(iv)    employees who are customarily employed for twenty (20) or less hours per week;
(v)    employees who are customarily employed for five (5) months or less in a calendar year;
(vi)    (a) employees who are “highly compensated employees” of the Company or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (b) any employees who are “highly compensated employees” with compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act;
(vii)    employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code; and
(viii)    individuals who provide services to the Company or any of its Participating Corporations who are reclassified as common law employees for any reason except for federal income and employment tax purposes.
The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.
(b)    No employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary shall be granted an option to purchase Common Stock under the Plan. Notwithstanding the foregoing, the rules of Section 424(d) of the Code shall apply in determining share ownership and the extent to which shares held under outstanding equity awards are to be treated as owned by the employee.
5.    OFFERING DATES.
(a)    Each Offering Period of this Plan may be of up to twenty-seven (27) months duration and shall commence and end at the times designated by the Committee. Each Offering Period shall consist of one or more Purchase Periods during which Contributions made by Participants are accumulated under this Plan.
(b)    The initial Offering Period shall commence on the Effective Date and shall consist of a single Purchase Period ending with the Purchase Date that occurs on November 15, 2025. A six (6) month Offering Period shall commence on each May 16 and November 16 after the start of the initial Offering Period, with each such Offering Period also consisting of a single (6)-month Purchase Period, ending on May 15 and November 15, except as otherwise provided by an applicable sub-plan, or on such other date determined by the Committee. The Committee may at any time establish a different duration for an Offering Period or Purchase Period to be effective after the next scheduled Purchase Date, up to a maximum duration of twenty-seven (27) months.
6.    PARTICIPATION IN THIS PLAN.
(a)    Any employee who is an eligible employee determined in accordance with Section 4 will be eligible to participate in this Plan, subject to the requirement of Section 6(b) hereof and the other terms and provisions of this Plan.
(b)    A Participant may elect to participate in this Plan by submitting an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.
(c)    Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in an Offering Period as set forth in Section 11 below. A Participant who is continuing participation pursuant to the preceding sentence is not required to file any additional enrollment agreement in order to continue participation in this Plan, but participation in any subsequent Offering Period will be governed by the Plan and enrollment agreement and other terms in effect on the Offering Date for such relevant Offering Period; a Participant who is not continuing participation pursuant to the preceding sentence is required to file an enrollment agreement prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement relates.

7.    GRANT OF OPTION ON ENROLLMENT. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such Participant’s Contribution account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of the Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date; provided, further, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.
8.    PURCHASE PRICE. The Purchase Price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:
(a)    The Fair Market Value on the Offering Date; or
(b)    The Fair Market Value on the Purchase Date.
9.    PAYMENT OF PURCHASE PRICE; CONTRIBUTION CHANGES; SHARE ISSUANCES.
(a)    The Purchase Price shall be accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines that Contributions may be made in another form (including but not limited to with respect to categories of Participants outside the United States where Contributions must be made in another form due to local legal requirements). The Contributions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee; provided, however, that for the Purchase Period within the initial Offering Period the maximum permissible amount of Contributions for a Participant shall be sixty percent (60%) of such Participant’s Compensation or such lower limit set by the Committee. “Compensation” shall mean base salary or regular hourly wages or remuneration; however, the Committee shall have discretion to adopt a definition of Compensation from time to time that includes all cash compensation reported on the employee's Form W-2 or corresponding local country tax return, including without limitation base salary or regular hourly wages, bonuses, commissions, overtime, shift premiums, pay during leaves of absence, and draws against commissions (or in foreign jurisdictions, equivalent cash compensation). For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent deductions) shall be treated as if the Participant did not make such election. Contributions shall commence on the first payday following the last Purchase Date (with respect to the initial Offering Period, as soon as practicable following the effective date of filing with the U.S. Securities and Exchange Commission a securities registration statement for the Plan) and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any sub-plan may permit matching shares without the payment of any purchase price.
(b)    A Participant may decrease the rate of Contributions during an Offering Period by filing with the Company or a third party designated by the Company a new enrollment agreement, with the new rate to become effective no later than the second payroll period commencing after the Company’s receipt of the authorization and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of Contributions may be made once during any Offering Period, or more frequently under rules determined by the Committee. A Participant may increase or decrease the rate of Contributions for any subsequent Offering Period by filing with the Company or a third party designated by the Company a new enrollment agreement prior to the beginning of such Offering Period, or such other time period as specified by the Committee.
(c)    A Participant may reduce his or her Contribution percentage to zero during an Offering Period by filing with the Company or a third party designated by the Company a request for cessation of Contributions. Such reduction shall be effective beginning no later than the second payroll period after the Company’s receipt of the request and no further Contributions will be made for the duration of the Offering Period. Contributions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Subsection (e) below. A reduction of the Contribution percentage to zero shall be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.
(d)    All Contributions made for a Participant are credited to his or her book account under this Plan and are deposited with the general funds of the Company, except to the extent local legal restrictions outside the United States require segregation of such Contributions. No interest accrues on the Contributions, except to the extent required due to local legal requirements. All Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions, except to the extent necessary to comply with local legal requirements outside the United States.
(e)    On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all Contributions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share shall be as specified in Section 8 of this Plan. Any fractional share, as calculated under this Subsection (e), shall be rounded down to the next lower whole share, unless the Committee determines with respect to all Participants that any fractional share shall be credited as a fractional share. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of the Common Stock shall be refunded without interest (except to the extent necessary to comply with local legal requirements outside the United States); however, the Committee may determine that such amounts should be carried forward without interest (except to the extent necessary to comply with local legal requirements outside the United States) into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date, except to the extent required due to local legal requirements outside the United States.
(f)    As promptly as practicable after the Purchase Date, the Company shall issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.
(g)    During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
(h)    To the extent required by applicable U.S. or non-U.S. federal, state, or local law, a Participant shall make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under the applicable law, the amount necessary for the Company or Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
10.    LIMITATIONS ON SHARES TO BE PURCHASED.
(a)    Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:
(i)    In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary).
(ii)    In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the

Company or any Parent or Subsidiary) in the current calendar year and in the immediately preceding calendar year.
(iii)    In the case of Common Stock purchased during an Offering Period that commenced two calendar years prior, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any Parent or Subsidiary) in the current calendar year and in the two immediately preceding calendar years.
For purposes of this Subsection (a), the Fair Market Value of Common Stock shall be determined in each case as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (a) from purchasing additional Common Stock under the Plan, then his or her Contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Purchase Period that will end in the next calendar year (if he or she then is an eligible employee), provided that when the Company automatically resumes such Contributions, the Company must apply the rate in effect immediately prior to such suspension.
(b)    In no event shall a Participant be permitted to purchase more than Two-Thousand Five-Hundred (2,500) shares on any one Purchase Date or such lesser number as the Committee shall determine. If a lower limit is set under this Subsection (b), then all Participants will be notified of such limit prior to the commencement of the next Offering Period for which it is to be effective.
(c)    If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.
(d)    Any Contributions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).
11.    WITHDRAWAL.
(a)    Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified for such purpose by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

(b)    Upon withdrawal from this Plan, the accumulated Contributions shall generally be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), unless otherwise allowed in the enrollment agreement, and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new enrollment agreement in the same manner as set forth in Section 6 above for initial participation in this Plan.
12.    TERMINATION OF EMPLOYMENT. Termination of a Participant’s employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan. In such event, accumulated Contributions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her estate (as determined by the Company), without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.
13.    RETURN OF CONTRIBUTIONS. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the Participant all accumulated Contributions credited to such Participant’s account. No interest shall accrue on the Contributions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).
14.    CAPITAL CHANGES. If the number and class of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 2 and 10 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with the applicable securities laws; provided that fractions of a share will not be issued.
15.    NONASSIGNABILITY. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this

Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.
16.    USE OF PARTICIPANT FUNDS AND REPORTS. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant Contributions (except to the extent required due to local legal requirements outside the United States). Until shares are issued, Participants will only have the rights of an unsecured creditor unless otherwise required under local law. Each Participant shall receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total Contributions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.
17.    NOTICE OF DISPOSITION. Each U.S. taxpayer Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.
18.    NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.
19.    EQUAL RIGHTS AND PRIVILEGES. All eligible employees granted an option under the Section 423 Component of this Plan shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company, the Committee or the Board, shall be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.
20.    NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.    TERM; STOCKHOLDER APPROVAL. This Plan will become effective on the Effective Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than six (6) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their Contributions without interest). This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the Effective Date.
22.    DESIGNATION OF BENEFICIARY.
(a)    If authorized by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company or a third party designated by the Company at the prescribed location before the Participant’s death.
(b)    If authorized by the Company, such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company or a third party designated by the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant or to the legal heirs of the Participant.
23.    CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of U.S. or non-U.S. laws, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.
24.    APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.
25.    AMENDMENT OR TERMINATION. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. Unless otherwise required by applicable law, if the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during an Offering Period, establish the exchange ratio applicable to amounts contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of Compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee’s action; (iv) reducing the maximum percentage of Compensation a participant may elect to set aside as Contributions; and (v) reducing the maximum number of shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.
26.    CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the Offering Period for each outstanding option to purchase Common Stock will be shortened by setting a new Purchase Date and will end on the new Purchase Date. The new Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Board or Committee, and the Plan shall terminate on the consummation of the Corporate Transaction.

27.    CODE SECTION 409A; TAX QUALIFICATION.
(a)    Options granted under the Plan generally are exempt from the application of Section 409A of the Code. However, options granted to U.S. taxpayers which are not intended to meet the Code Section 423 requirements are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Subsection (b), options granted to U.S. taxpayers outside of the Code Section 423 requirements shall be subject to such terms and conditions that will permit such options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares of Common Stock subject to an option be delivered within the short-term deferral period. Subject to Subsection (b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Committee determines that an option or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the option shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.
(b)    Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Subsection (a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
28.    DEFINITIONS.
(a)    “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
(b)    “Board” shall mean the Board of Directors of the Company.
(c)    “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.
(d)    “Committee” shall mean the Compensation Committee of the Board that consists exclusively of one or more members of the Board appointed by the Board.
(e)    “Common Stock” shall mean the Class A common stock of the Company.

(f)    “Company” shall mean Figma, Inc.
(g)    “Contributions” means payroll deductions taken from a Participant's Compensation and used to purchase shares of Common Stock under the Plan and, to the extent payroll deductions are not permitted by applicable laws (as determined by the Committee in its sole discretion), contributions by other means, provided, however, that allowing such other contributions does not jeopardize the qualification of the Plan as an “employee stock purchase plan” under Section 423 of the Plan.
(h)    “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of capital stock of the Company); or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purpose of subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction.
For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, if a holder of shares of Class B common stock of the Company (a “Class B Holder”) acquires “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, such acquisition of voting power will not constitute a Corporate Transaction unless the applicable Class B Holder (alone or as part of a group (as determined by the Board)) also acquires greater than fifty percent (50%) of the Company’s then outstanding securities (without giving effect to the voting power of the shares of outstanding Class B common stock in excess of the voting power of the Common Stock).  In addition, if a Class B Holder (alone or as part of a group (as determined by the Board)) holds more than fifty percent (50%) of the voting power of the Company and, for any reason, such Class B Holder’s (or such group’s) voting power decreases to fifty percent (50%) or lower, then such loss of voting power will not constitute a Corporate Transaction unless such loss in voting power: (i) is due to an acquisition of shares by an unrelated person and (ii) such unrelated person’s ownership (alone or as part of a group (as determined by the Board)), following such acquisition of shares, exceeds fifty percent (50%) of the voting power of the Company’s then outstanding voting securities.
(i)    “Effective Date” means the Company’s IPO Registration Date, subject to approval of the Plan by the Company’s stockholders.
(j)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
(k)    “Fair Market Value” shall mean, as of any date, the value of a share of Common Stock determined as follows:
(1)    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;
(2)    if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or
(3)    if none of the foregoing is applicable, by the Board or the Committee in good faith.
(l)    “IPO Registration Date” means the date on which the Company’s registration statement on Form S-1 in connection with its initial public offering of common stock is declared effective by the SEC under the Securities Act.
(m)    “Non-Section 423 Component” means the part of the Plan which is not intended to meet the requirements set forth in Section 423 of the Code.
(n)    “Notice Period” shall mean within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased.
(o)    “Offering Date” shall mean the first business day of each Offering Period. However, for the initial Offering Period the Offering Date shall be the Effective Date.

(p)    “Offering Period” shall mean a period with respect to which the option to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).
(q)    “Parent” shall have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.
(r)    “Participant” shall mean an eligible employee who meets the eligibility requirements set forth in Section 4 and who is either automatically enrolled in the initial Offering Period or who elects to participate in this Plan pursuant to Section 6(b).
(s)    “Participating Corporation” shall mean any Parent, Subsidiary or Affiliate that the Committee designates from time to time as eligible to participate in this Plan. For purposes of the Section 423 Component, only the Parent and Subsidiaries may be Participating Corporations, provided, however, that at any given time a Parent or Subsidiary that is a Participating Corporation under the Section 423 Component shall not be a Participating Corporation under the Non-Section 423 Component. The Committee may provide that any Participating Corporation shall only be eligible to participate in the Non-Section 423 Component.
(t)    “Plan” shall mean this Figma, Inc. 2025 Employee Stock Purchase Plan, as may be amended from time to time.
(u)    “Purchase Date” shall mean the last business day of each Purchase Period.
(v)    “Purchase Period” shall mean a period during which Contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).
(w)    “Purchase Price” shall mean the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.
(x)    “SEC” means the United States Securities and Exchange Commission.
(y)    “Section 423 Component” means the part of the Plan, which excludes the Non-Section 423 Component, pursuant to which options to purchase shares of Common Stock under the Plan that satisfy the requirements for “employee stock purchase plans” set forth in Section 423 of the Code may be granted to eligible employees.
(z)    “Securities Act” means the United States Securities Act of 1933, as amended.
(aa)    “Subsidiary” shall have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

FIGMA, INC. (THE “COMPANY”) 2025 EMPLOYEE STOCK PURCHASE PLAN (THE “ESPP”) Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the ESPP.	ENROLLMENT CONFIRMATION / CHANGE FORM FOR INITIAL OFFERING PERIOD COMMENCING ON EFFECTIVE DATE
You have been automatically enrolled in the ESPP. This form must be completed by [DATE]
regardless of whether you want to continue, change your Contribution level, or withdraw from the ESPP.

SECTION 1: PERSONAL DATA
Name: _____________________________________________
Home Address: ______________________________________
____________________________________________________
Employee ID: ________________________________________

SECTION 2: ELECT/CHANGE/OPT-OUT OF ESPP
Continue participation in ESPP
I hereby authorize the Company to continue my enrollment in the ESPP and purchase shares of Common Stock pursuant to the terms and conditions of the ESPP and this Enrollment Confirmation/Change Form, including any additional terms or conditions for my country set forth in any appendix hereto (the “Appendix” and, together with this Enrollment Confirmation/Change Form, the “Agreement”).
I further authorize the Company or, if different, any Subsidiary or Affiliate employing me (the “Employer”) withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period the below-specified percentage of my Compensation paid during such Offering Period, as long as I continue to be eligible to participate in the ESPP.
☐ Continue my Contribution level at 15%
☐ Increase or decrease my Contribution level to __% (must be a whole number between 16% and 60% for an increase in the Contribution percentage; or between 0% and 14% for a decrease in Contribution percentage)
I understand that the ESPP is voluntary and I acknowledge that any payroll deductions I elect to contribute to the ESPP are made on an entirely voluntary basis. I understand that, subject to the provisions of the ESPP, I may freely withdraw my participation in the ESPP and receive a full refund of all Contributions I have made that have not been applied towards the purchase of shares of Common Stock. I acknowledge that a lesser percentage of my Compensation than indicated by me may be contributed if necessary to comply with applicable laws (in particular, applicable laws related to minimum salary requirements). Furthermore, I agree to execute a separate payroll deduction authorization agreement with the Company or the Employer, or any other agreement or consent that may be required by the Company or the Employer, either now or in the future, in connection with my payroll deductions under the ESPP. I understand that I will not be able to participate in the ESPP if I fail to execute any such consent or agreement.

Note: After this initial election and in any subsequent Offering Period, your Contribution must be set to a maximum of 15%. If you elect a Contribution percentage above 15%, your Contribution level will automatically be reduced to 15% effective during the second Offering Period.
Note: After this initial election, you may only decrease your Contributions one time to a percentage other than 0% during this Offering Period, to be effective during this Offering Period. Such a change will be effective no later than the second payroll period after this Agreement is received by the Company. Any other decreases will take effect with the next Offering Period. You may not increase your Contributions during this Offering Period after you confirm your initial election. Thereafter, any increase in your Contribution percentage can only take effect with the next Offering Period.

Withdraw from ESPP
☐ I understand that my enrollment in the ESPP was automatically effective at the beginning of the initial Offering Period. I hereby elect to withdraw from the ESPP and stop my Contributions under the ESPP, effective as soon as reasonably practicable after this Agreement is received by the Company. Accumulated Contributions will be returned to me without interest (except as otherwise required under applicable law). Note: If you withdraw, you cannot resume participation until the start of the next Offering Period.

SECTION 3: NATURE OF GRANT
By enrolling in the ESPP, I understand, acknowledge and agree that:
(a)    the ESPP is established voluntarily by the Company, it is discretionary in nature, it may be amended, terminated or modified at any time, to the extent permitted by the ESPP;
(b)    the ESPP is operated and the right to purchase shares of Common Stock is granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights I may have under this Agreement may be raised only against the Company but not any Subsidiary or Affiliate (including, but not limited to, the Employer);
(c)    no Subsidiary or Affiliate (including, but not limited to, the Employer) has any obligation to make any payment of any kind to me under this Agreement;
(d)    the grant of the right to purchase shares of Common Stock under the ESPP is exceptional and voluntary and does not create any contractual or other right to receive future rights to purchase shares of Common Stock, or benefits in lieu of rights to purchase shares, even if rights to purchase shares have been granted in the past;
(e)    all decisions with respect to future grants of rights to purchase shares of Common Stock under the ESPP, if any, will be at the sole discretion of the Company;
(f)    the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP shall not create a right to employment or be interpreted as forming or amending an employment or service agreement with the Company;
(g)    the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP shall not interfere with the ability of the Employer to terminate my employment relationship at any time;

(h)    I am voluntarily participating in the ESPP;
(i)    the rights to purchase shares of Common Stock and any shares purchased under the ESPP, and the income from and value of same, are not intended to replace any pension rights or compensation;
(j)    the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, holiday pay, bonuses, long-service awards, leave-related payments, pension or retirement benefits or similar payments;
(k)    unless otherwise agreed with the Company, the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income from and value of same, are not granted as consideration for, or in connection with, any service I may provide as a director of the Subsidiary or Affiliate;
(l)    the future value of the underlying shares purchased or to be purchased under the ESPP is unknown, indeterminable and cannot be predicted with certainty, and the value of any shares of Common Stock purchased under the ESPP may increase or decrease in the future, even below the Purchase Price;

(m)    no claim or entitlement to compensation or damages shall arise from termination of the right to purchase shares of Common Stock under the ESPP resulting from termination of my employment (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any) or from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law;
(n)    for purposes of my participation in the ESPP, my status as an eligible employee will be considered terminated as of the date I am no longer actively providing services to the Company or the Employer (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any) and will not be extended by any notice period (e.g., my period of service would not include any contractual notice or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and my right to purchase shares of Common Stock, if any, will terminate effective as of this date and accumulated Contributions credited to my account will be returned to me without interest (except to the extent required due to local legal requirements outside the United States); the Committee shall have exclusive discretion to determine when I am no longer actively providing services for purposes of my participation in the ESPP (including whether I may still be considered to be providing services while on a leave of absence); and
(o)    neither the Company, the Employer nor any other Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between my local currency and the United States dollar that may affect the value of the rights to purchase shares of Common Stock, the shares purchased under the ESPP or any amounts due to me pursuant to the sale of any shares of Common Stock acquired under the ESPP.

SECTION 4: DATA PRIVACY INFORMATION AND CONSENT
The Company is located at 760 Market Street, Floor 10, San Francisco, California 94105, United States, and grants rights to purchase shares of Common Stock to employees of the Company and its Subsidiaries and Affiliates, at the Company’s sole discretion. If I would like to participate in the ESPP, I must review the following information about the Company’s data processing practices.
(a)    Data Collection and Usage. The Company, the Employer and its other Subsidiaries or Affiliates collect, process, transfer and use personal data about me that is necessary for the purpose of implementing, administering and managing the ESPP. This personal data may include my name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality and citizenship, job title, any shares of Common Stock or directorships held in the Company, and details of all awards or other entitlements to shares of Common Stock granted, canceled, settled, purchased, vested, unvested or outstanding in my favor (collectively, without limitation, “Data”), which the Company receives from me or the Employer. If I participate in the ESPP, then the Company will collect my Data for purposes of allocating shares of Common Stock and implementing, administering and managing the ESPP and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to me upon commencing employment and also available upon request. The legal basis, where required, for the processing of Data is my consent.
(b)    Stock Plan Administration Service Providers. The Company transfers Data to Shareworks by Morgan Stanley (including its affiliated companies) (“Shareworks”), a third-party stock plan administrator, and other third parties based in the United States, which assists the Company with the implementation, administration and management of the ESPP. In the future, the Company may select a different service provider and share my Data with such other provider that serves in a similar manner. I understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than my country.
The Company’s service provider may open an account for me to receive shares of Common Stock. I may be asked to agree on separate terms and data processing practices with the service provider, which is a condition to my ability to participate in the ESPP. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative, only if permitted by applicable laws and regulations. I authorize the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the ESPP to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the ESPP.

(c)    Data Retention. The Company will hold and use my Data only as long as is necessary to implement, administer and manage my participation in the ESPP or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor, and securities laws. When the Company no longer needs my Data, the Company will remove it from its systems. If the Company keeps my Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative.
(d)    Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where I reside, consent is a requirement for participation in the ESPP. In such cases, by accepting this grant, I hereby agree with the data processing practices as described in this notice and grant such consent to the processing and transfer of my Data as described in this Agreement and as necessary for the purpose of administering the ESPP. My participation in the ESPP and my grant of consent is purely voluntary. I may deny or withdraw my consent at any time; provided that if I do not consent, or if I withdraw my consent, I cannot participate in the ESPP unless required by applicable law. This would not affect my salary as an employee or my career; the only consequence of refusing or withdrawing my consent is that the Company would not be able to offer participation in the ESPP or other equity awards to me or administer or maintain such awards.
(e)    Data Subject Rights. I may have a number of rights under data privacy laws in my country. Depending on where I am based, my rights may include the right to (i) request access or copies of my Data the Company processes, (ii) have the Company rectify my incorrect Data and/or delete my Data, (iii) restrict processing of my Data, (iv) have portability of my Data, (v) lodge complaints with the competent tax authorities in my country and/or (vii) obtain a list with the names and addresses of any potential recipients of my Data. To receive clarification regarding my rights or to exercise my rights, I can contact the Company at 760 Market Street, Floor 10, San Francisco, California 94105, United States, Attn: Stock Administration.
(f)    Special Data Provisions if I Reside and/or Work in a Member State of the European Union and/or the European Economic Area or in the United Kingdom. If I reside and/or work in a member state of the European Union and/or the European Economic Area or in the United Kingdom, the following provisions supplement this Section 4:
(i)    GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the ESPP and the offer to participate in the ESPP (at the time of its offer and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the ESPP, in order to secure (A) the reasonable freedom of the Employer, the Company and any Subsidiary (together, the “Group”), as appropriate, to operate the ESPP and for connected purposes, and (B) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.

(ii)    I have certain rights under data protection legislation as summarized below:
A.    Right of access: I have the right to obtain confirmation as to whether or not my Data is being processed, and, where that is the case, to request access to Data, as well as certain information on how the Group is processing such Data.
B.    Right to rectification: I have the right to obtain the rectification of inaccurate Data. Considering the purpose of the processing, I may also, in some cases, be entitled to supplemental information regarding incomplete Data.
C.    Right to erasure (right to be forgotten): I may, in certain circumstances, have my Data deleted, for example if my personal information is no longer necessary in relation to the purpose for which it was collected, if I have objected to the processing of Data and the Company does not have a legitimate interest which outweighs my interest, if my Data has been processed unlawfully, or if my Data must be deleted to comply with a legal obligation.
D.    Right to restriction of processing: I may require that the Company restrict the processing of my Data in certain cases, for example where the Company no longer needs my Data but I need it to determine, enforce or defend legal claims or I have objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides my interest.
E.    Right to data portability: In some circumstances, I may be entitled to receive my Data which I provided to the Company in a structured, commonly used and machine-readable format and I have the right to transmit those Data to another controller.
F.    Right to object: I have the right to object to the processing of my Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company must be able to show compelling legitimate grounds that override my interests, rights and freedoms.
(iii)    My rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of my Data, can be obtained by contacting my local human resources representative. If I want to review, verify, correct or request erasure of my personal information, object to the processing of my Data, or request that the Company transfer a copy of my personal information to another party, I can contact my local human resources representative.
(iv)    The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses).
(v)    The Company will separately provide me with information in a data privacy notice on the collection, processing and transfer of my Data, including the grounds for processing.
If I have any grievance, issue or problem in respect of the handling or processing of my Data in any way, I have the right to lodge a complaint to the national data protection agency for my country of residence.

SECTION 5: RESPONSIBILITY FOR TAXES
(a)    I acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer.
(b)    I further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the ESPP, including, but not limited to, my enrollment in the ESPP, the grant of rights to purchase shares of Common Stock, the purchase of shares of Common Stock, the issuance of Common Stock purchased, the sale of shares of Common Stock purchased under the ESPP or the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the ESPP to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result.
(c)    If I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(d)    In connection with any relevant taxable or tax withholding event, as applicable, I agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, I authorize the Company and/or the Employer to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following:
(i)    withholding from my wages or other cash compensation payable to me,
(ii)    withholding from proceeds of the sale of shares of Common Stock purchased under the ESPP, either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization without further consent),
(iii)    withholding in shares to be issued upon purchase under the ESPP,
(iv)    requiring me to make payment in a form acceptable to the Company, or
(v)    any other method determined by the Company and compliant with applicable laws.
(e)    The Company may withhold or account for Tax-Related Items by considering applicable statutory or other withholding rates, including minimum or maximum rates applicable in my jurisdiction(s). In the event of over-withholding, I may receive a refund from the Company of any over-withheld amount in cash (with no entitlement to the equivalent in the Common Stock), or if not refunded by the Company, I may be able to seek a refund from the local tax authorities. In the event of under-withholding, I may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, I am deemed to have been issued the full number of shares of Common Stock, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.

I agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock, or the proceeds from the sale of shares of Common Stock, if I fail to comply with my obligations in connection with the Tax-Related Items.

SECTION 6: GOVERNING LAW AND VENUE
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

SECTION 7: LANGUAGE
I acknowledge that I am proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow me to understand the terms and conditions of this Agreement. If I have received this Agreement or any other document related to the ESPP translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise required by applicable laws.

SECTION 8: APPENDIX
Notwithstanding any provision herein, my participation in the ESPP shall be subject to any additional terms and conditions for my country as set forth in the Appendix, if any. Moreover, if I relocate to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to me, to the extent the Company determines, in its discretion, that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

SECTION 9: IMPOSITION OF OTHER REQUIREMENTS
The Company reserves the right to impose other requirements on my participation in the ESPP or on any shares of Common Stock purchased under the ESPP, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 10: SEVERABILITY & WAIVER
The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
I acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision herein, or of any subsequent breach by me or any other participant.

SECTION 11: INSIDER TRADING RESTRICTIONS/ MARKET ABUSE LAWS
I acknowledge that I may be subject to insider trading restrictions and/or market abuse laws, which may affect my ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to purchase shares of Common Stock (e.g., rights to purchase shares under the ESPP) or rights linked to the value of shares of Common Stock under the ESPP during such times as I am considered to have “inside information” regarding the Company (as defined by or determined under the laws or regulations in my country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders I placed before I possessed inside information.  Furthermore, I could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities.  I understand that third parties include fellow employees.  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. I acknowledge that it is my responsibility to comply with any applicable restrictions, and that I should speak to my personal advisor on this matter.

SECTION 12: COMPLIANCE WITH LAW
Unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares under the ESPP prior to the completion of any registration or qualification of the shares under any U.S. and non-U.S. federal or state securities or exchange control law or under rulings or regulations of the SEC or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. federal, state or local governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. I understand that the Company is under no obligation to register or qualify the shares of Common Stock with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, I agree that the Company shall have unilateral authority to amend the ESPP and the Agreement without my consent to the extent necessary to comply with securities or other laws applicable to the issuance of shares.

SECTION 13: EXCHANGE CONTROL, TAX AND FOREIGN ASSET/ACCOUNT REPORTING
I acknowledge that there may be certain exchange control, foreign asset/account or tax reporting requirements that may affect my ability to acquire or hold shares of Common Stock or cash received from participating in the ESPP (including the proceeds from the sale of shares of Common Stock and the receipt of any dividends paid on shares of Common Stock) in a brokerage or bank account outside my country. I may be required to report such accounts, assets or related transactions to the tax or other authorities in my country. I also may be required to repatriate sale proceeds or other funds received as a result of participating in the ESPP to my country within a certain time after receipt. I acknowledge that it is my responsibility to comply with such regulations and that I should speak to my personal advisor on this matter.

SECTION 14: NO ADVICE REGARDING GRANT
The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP or my acquisition or sale of shares of Common Stock. I understand that I should consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.

SECTION 15: ELECTRONIC DELIVERY AND ACCEPTANCE
The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 16: ACKNOWLEDGMENT AND SIGNATURE
I acknowledge that I have received a copy of the ESPP and the ESPP Prospectus (which summarizes the major features of the ESPP). I understand that my participation in the ESPP is in all respects subject to the terms of the ESPP and this Agreement. I have read the ESPP and the ESPP Prospectus and, by my signature below or by completing the online enrollment process in the ESPP, I hereby agree to be bound by the terms of the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.
Further, I agree that this Agreement will remain in effect throughout successive Offering Periods unless I become ineligible to participate in the ESPP or withdraw from the ESPP in accordance with the withdrawal procedures then in effect. Participation in any subsequent Offering Period will be governed by the terms and conditions of the ESPP and the Agreement in effect at the beginning of such Offering Period. By continuing to participate in the ESPP, and without the need to provide affirmative consent, I agree to the terms and conditions of the ESPP and/or Agreement in effect at the beginning of the respective Offering Period.
Signature:________________________        Date:___________________

APPENDIX
FIGMA, INC.
2025 EMPLOYEE STOCK PURCHASE PLAN
ENROLLMENT CONFIRMATION/CHANGE FORM
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company’s 2025 Employee Stock Purchase Plan (the “ESPP”) or the Enrollment Confirmation/Change Form.
Terms and Conditions
This Appendix includes additional terms and conditions that govern my participation in the ESPP if I reside and/or work in one of the countries listed below. If I am a citizen or resident (or am considered as such for local law purposes) of a country other than the country in which I am currently residing and/or working, or if I transfer to another country after enrolling in the ESPP, the Company shall, in its sole discretion, determine to what extent the additional terms and conditions contained herein shall apply.
Notifications
This Appendix also includes information regarding securities, exchange control, tax and certain other issues of which I should be aware with respect to my participation in the ESPP. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of May 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that I not rely on the information in this Appendix as the only source of information relating to the consequences of my participation in the ESPP, because the information may be out of date at the time the right to purchase shares is exercised or shares of Common Stock purchased under the ESPP are sold.
In addition, the information contained herein is general in nature and may not apply to my particular situation, and the Company is not in a position to assure me of any particular result. Accordingly, I should seek appropriate professional advice as to how the relevant laws in my country may apply to my situation.
Finally, if I am a citizen or resident of a country, or am considered resident of a country, other than the one in which I currently reside and/or work, or I transfer employment and/or residency after I enroll in the ESPP, the information contained herein may not apply to me.

AUSTRALIA
Notifications
Securities Law Information. If I offer shares of Common Stock purchased under the ESPP for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. I understand that I should obtain legal advice on applicable disclosure obligations prior to making any such offer.
Tax Information. The ESPP is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to conditions in the Act).
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and international fund transfers. The Australian bank assisting with the transactions will file the report on my behalf. If an Australian bank is not involved in the transfer, I will be required to file the report.
CANADA
Terms and Conditions
Nature of Grant. The following provision replaces Section 3(n) of the Enrollment Confirmation/Change Form:
For purposes of my participation in the ESPP, my status as an eligible employee will be considered terminated as of the date that is the earlier of (i) the date I receive written notice of termination as an eligible employee and (ii) the date I am no longer actively providing services to the Company or the Employer (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and will not be extended by any notice period (e.g., my period of service would not include any contractual notice or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and my right to purchase shares of Common Stock, if any, will terminate effective as of this date and accumulated Contributions credited to my account will be returned to me without interest.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to participate in the ESPP during a statutory notice period, I acknowledge that my right to purchase shares of Common Stock, if any, will terminate effective as of the last day of my minimum statutory notice period, but I will not earn or be entitled to any pro-rated purchase if the Purchase Date falls after the end of my statutory notice period, nor will I be entitled to any compensation for lost ability to purchase shares.
Notifications
Securities Law Information. I understand I am permitted to sell shares of Common Stock purchased under the ESPP through the designated broker appointed by the Company, provided the resale of shares of Common Stock takes place outside Canada through the facilities of a stock exchange on which the Common Stock is listed.

FRANCE
Terms and Conditions
Payroll Deductions. The following is a French translation of the second and third paragraphs of Section 2 of the Enrollment Confirmation/Change Form.
Retenues salariales. Ce qui suit est une traduction en français des deuxième et troisième paragraphes de la section 2 du formulaire d'inscription/de modification.
Par la présente, j’autorise la Société ou, le cas échéant, toute Filiale ou Société Affiliée qui m’emploie (l’« Employeur ») à poursuivre mon inscription en prélevant sur chacun de mes bulletins de paie le montant nécessaire pour atteindre, à la fin de la Période d’Offre applicable, le pourcentage de ma Rémunération indiqué ci-dessous et versé pendant ladite Période d’Offre, tant que je reste éligible à participer au Plan d’Achat d’Actions des Salariés (ESPP).
☐ Maintenir mon niveau de Contribution à 1%
☐ Augmenter ou diminuer mon niveau de Contribution à __ % (doit être un nombre entier entre 2 % et 60 % pour une augmentation ; 0 % pour une diminution)
Je comprends que la participation à l’ESPP est volontaire et je reconnais que toute retenue sur salaire que je choisis de verser dans le cadre de l’ESPP est effectuée sur une base entièrement volontaire. Je comprends que, sous réserve des dispositions de l’ESPP, je peux librement me retirer du plan et recevoir un remboursement intégral de toutes les Contributions que j’ai effectuées et qui n’ont pas encore été utilisées pour l’achat d’actions ordinaires. Je reconnais qu’un pourcentage inférieur de ma Rémunération à celui que j’ai indiqué peut être prélevé si cela est nécessaire pour se conformer aux lois applicables (notamment celles relatives au salaire minimum). En outre, je m’engage à signer un accord distinct d’autorisation de retenue sur salaire avec la Société ou l’Employeur, ou tout autre accord ou consentement pouvant être requis par la Société ou l’Employeur, maintenant ou à l’avenir, dans le cadre de mes retenues sur salaire au titre de l’ESPP. Je comprends que je ne pourrai pas participer à l’ESPP si je ne signe pas un tel consentement ou accord.
Language Consent. By enrolling in the ESPP, I confirm having read and understood the documents relating to the right to purchase shares of Common Stock (the ESPP and the Agreement), which were provided in English. I accept the terms of those documents accordingly.
Consentement Linguistique. En m'inscrivant au Plan, je confirme avoir lu et compris les documents relatifs au droit d'achat d'actions ordinaires (le Plan et la Convention d'inscription), fournis en anglais. J'accepte les termes de ces documents.
Notifications
Exchange Control Information. The value of any cash or securities imported to or exported from France without the use of a financial institution must be reported to the Customs and Excise Authorities when the value of such cash or securities is equal to or greater than a certain amount. I should consult with a personal legal advisor for further details regarding this requirement.

GERMANY
Notifications
Exchange Control Information. Cross-border payments (including related to proceeds realized upon the sale of shares of Common Stock) and certain other transactions with a value in excess of EUR 50,000 must be reported to the German Federal Bank (Bundesbank). In addition, I may be required to report to the Bundesbank the purchase of shares under the ESPP and/or the withholding or sale of shares to cover Tax-Related Items, in either case if the shares of Common Stock have a value in excess of EUR 50,000.
The report must be filed with the Bundesbank, either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de) or by such other method (e.g., email or telephone) as is permitted or required by the Bundesbank. The report must be submitted monthly or within such other timing as is permitted or required by the Bundesbank.
INDIA
Terms and Conditions
Tax Collection at Source. I understand that Tax Collection At Source (“TCS”) may apply to funds remitted out of India if the funds exceed a certain amount (currently INR 1,000,000) (“TCS Threshold”) during the Indian fiscal year. Therefore, my annual remittances out of India, including my Contributions under the ESPP, may be subject to TCS.
Depending on the procedures established by the Employer and the authorized dealer bank remitting the funds out of India, I understand that the Employer or the authorized dealer bank may collect any applicable TCS from my Contributions and remit the remaining Contributions to the Company, which will impact the number of shares of Common Stock that I will be able to purchase with my Contributions under the ESPP. Alternatively, or if any applicable TCS is not deducted from my Contributions under the ESPP, I understand and agree that the Company or the Employer may deduct any applicable TCS via any withholding method set forth in Section 5 of the Enrollment Confirmation/Change Form.
I also understand that I may be required to provide a declaration to the Employer or the authorized dealer bank remitting the funds regarding whether the TCS Threshold has been reached based on all of my remittances out of India, including Contributions under the ESPP, and I agree to provide such declaration upon request. I understand that if I fail to provide such declaration upon request, TCS may be applied on all of my Contributions under the ESPP regardless of whether the TCS Threshold has been reached.
Notifications
Exchange Control Information. Indian residents are required to repatriate any proceeds from the sale of shares of Common Stock acquired under the ESPP to India within such period of time as required under applicable regulations. Upon repatriation, I understand that I will receive a foreign inward remittance certificate (“FIRC”) from the bank where I deposit the foreign currency and that I should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India, the Company or the Employer requests proof of repatriation. I may be required to provide information to the Company and/or the Employer to make any applicable filings under exchange control laws in India. Because exchange control restrictions in India change frequently, I should consult with a personal advisor before taking any action under the ESPP.

IRELAND
Notifications
Director Notification Obligation. Directors, shadow directors or secretaries of an Irish Subsidiary must notify the Irish Subsidiary in writing when receiving or disposing of an interest in the Company (e.g., rights to purchase shares under the ESPP, shares of Common Stock, etc.), or when becoming aware of the event giving rise to the notification requirement or when becoming a director or secretary if such an interest exists at the time, but only to the extent such individuals own 1% or more of the total shares of Common Stock. If applicable, this notification requirement also applies with respect to the interests of their spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).
JAPAN
Notifications
Exchange Control Information. If I acquire shares of Common Stock valued at more than JPY 100,000,000 in a single transaction, I would be required to file a “Securities Acquisition Report” with the Ministry of Finance through the Bank of Japan within 20 days of acquiring such shares of Common Stock.
SINGAPORE
Notifications
Securities Law Information. The right to purchase shares of Common Stock under the ESPP is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The ESPP has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore. Hence, statutory liability under the SFA in relation to the content of prospectuses will not apply.
The right to purchase shares of Common Stock under the ESPP is subject to section 257 of the SFA and hence the shares of Common Stock may not be offered or sold, or made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore, unless such offer, sale or invitation is made (i) more than six (6) months from the Offering Period, (ii) pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA, or (iii) pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.
Director Notification Requirement. If I am a director, alternate director, substitute director or shadow director of a Singapore Subsidiary or Affiliate, I must notify the Singapore Subsidiary or Affiliate in writing within two (2) business days of (i) becoming the registered holder of or acquiring an interest (e.g., rights to purchase shares under the ESPP, shares of Common Stock, etc.) in the Company or any Subsidiary or Affiliate, or becoming an alternate director, substitute director or shadow director (as the case may be), whichever occurs last, or (ii) any change in a previously disclosed interest (e.g., sale of shares of Common Stock). A “shadow director” is an individual who is not on the board of directors of the Singapore Subsidiary or Affiliate but who has sufficient control so that the board of directors of the Singapore Subsidiary or Affiliate acts in accordance with the directions or instructions of the individual.

SWEDEN
Terms and Conditions
Responsibility for Taxes. The following provision supplements Section 5 of the Enrollment Confirmation/Change Form:
Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 5 of the Enrollment Confirmation/Change Form, in participating in the ESPP, I authorize the Company and/or the Employer to withhold shares of Common Stock or to sell shares of Common Stock otherwise deliverable to me upon purchase to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.
UNITED KINGDOM
Terms and Conditions
Responsibility for Taxes. This following provision supplements Section 5 of the Enrollment Confirmation/Change Form:
Without limitation to Section 5 of the Enrollment Confirmation/Change Form, I agree that I am liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or the Employer or by HM Revenue & Customs (“HRMC”) (or any other tax authority or any other relevant authority). I also agree to indemnify and keep indemnified the Company and the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on my behalf.
Notwithstanding the foregoing, if I am a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), I acknowledge that I may not be able to indemnify the Company for the amount of any Tax-Related Items not collected from or paid by me, in case the indemnification could be considered to be a loan. In this case, the Tax-Related Items not collected or paid may constitute a benefit to me on which additional income tax and National Insurance contributions (“NICs”) may be payable. I acknowledge that I will be personally responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any NICs due on this additional benefit, which may also be recovered from me by any of the means referred to in Section 5 of the Enrollment Confirmation/Change Form.
Section 431 Election. As a condition of my participation in the ESPP and the purchase of shares of Common Stock, I agree that, jointly with the Employer, I shall enter into a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that I will not revoke such election at any time. This election will be to treat any shares of Common Stock purchased under the ESPP as if such shares of Common Stock were not “Restricted Securities” (for U.K. tax purposes only). I must enter into the form of 431 election attached to this Appendix concurrent with the execution of the Agreement.

IMPORTANT NOTE: By enrolling in the ESPP (whether by signing the Agreement or via the Company’s online acceptance procedures), I am agreeing to be bound by the terms of the 431 election. I should read the terms of the 431 election carefully before enrolling in the ESPP and executing the 431 election. If requested by the Company, I agree to execute the 431 Election in hardcopy even if I have accepted the 431 election by enrolling in the ESPP through the Company’s electronic acceptance procedure.
Notifications
Securities Law Information. The Company has prepared and made available an Information Document in reliance on an exemption from prospectus requirements that may otherwise apply to the offer of the ESPP in the United Kingdom. The Information Document is available on the Company’s employee intranet and/or via Shareworks.

United Kingdom
Section 431 Joint Election Form
Joint Election under s431 ITEPA 2003
for full disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1.    Between
the Employee                                                        ###PARTICIPANT_NAME###
whose National Insurance Number is                   [_____________________]
and
the Company (who is the Employee's employer)    Figma UK Limited
of Company Registration Number                        12523488
2.    Purpose of Election
This joint election is made pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the purposes of income tax and National Insurance contributions (“NICs”), the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. Additional income tax will be payable as a result of this joint election (with PAYE withholding and NICs being applicable where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this joint election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.    Application
This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:
Number of securities                                                                        All securities
Description of securities                                                                  Common Stock

Name of issuer of securities                                                             Figma, Inc.
To be acquired by the Employee on or after the date of this joint election under the terms of the Figma, Inc. 2025 Employee Stock Purchase Plan.
4.    Extent of Application
This joint election disapplies S.431(1) ITEPA: All restrictions attaching to the securities.
5.    Declaration
This joint election will become irrevocable upon the later of its electronic acceptance, signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this joint election applies.
The Employee acknowledges that by enrolling in the ESPP (whether by clicking on the “ENROLL” (or similar wording) button on the ESPP screen of a Figma, Inc. stock plan account on Shareworks or by signing the Enrollment Confirmation/Change Form in hard copy) or by signing this joint election (whether by hard copy or electronically), the Employee hereby agrees (inter alia) to be bound by the terms of this joint election under 431 ITEPA 2003 as set out herein.

###REQUIRED_SIGNATURE###	###ACCEPTANCE_DATE###

Signature (Employee)	Date

###ACCEPTANCE_DATE###

Signature (for and on behalf of the Company)	Date

Position in company
Note:    Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

FOR CHANGES TO ELECTIONS AFTER INITIAL OFFERING PERIOD AND TO ENROLL IN SUBSEQUENT OFFERING PERIODS

FIGMA, INC. (THE “COMPANY”) 2025 EMPLOYEE STOCK PURCHASE PLAN Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the ESPP.	ENROLLMENT / CHANGE FORM

SECTION 1: ACTIONS	CHECK DESIRED ACTION: ☐ Enroll in the ESPP ☐ Elect / Change Contribution Percentage ☐ Discontinue / Withdraw from ESPP	AND COMPLETE SECTIONS: 2 + 3 + 4 + 19 2 + 4 + 19 2 + 5 + 19

SECTION 2: PERSONAL DATA
Name: _____________________________________________
Home Address: ______________________________________
___________________________________________________
Employee ID: __________________________________________

SECTION 3: ENROLL
☐ I hereby elect to participate in the Company’s 2025 Employee Stock Purchase Plan (the “ESPP”), effective at the beginning of the next Offering Period. I elect to purchase shares of Common Stock of the Company pursuant to the terms and conditions of the ESPP and this Enrollment/Change Form, including any additional terms or conditions for my country set forth in any appendix hereto (the “Appendix” and, together with this Enrollment/Change Form, the “Agreement”). I understand that the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account. I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s broker for this purpose.
My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Agreement with the Company or any third party designated by the Company. I understand that, if I am subject to tax in the U.S., I must notify the Company of any disposition of shares purchased under the ESPP.

SECTION 4: ELECT/CHANGE CONTRIBUTION PERCENTAGE
I hereby authorize the Company or, if different, any Subsidiary or Affiliate employing me (the “Employer”) to withhold from each of my paychecks such amount as is necessary to equal at the end of the applicable Offering Period ___% of my Compensation paid during such Offering Period, as long as I continue to be eligible to participate in the ESPP. That amount, plus any accumulated payroll deductions taken from my paychecks thus far during the current Offering Period if this is a change, will be applied to the purchase of shares of Common Stock pursuant to the ESPP on the applicable Purchase Date. The percentage must be a whole number (from 1% up to a maximum of 15% for enrollment or an increase in Contribution percentage; from 0% up to a maximum of 14% for a decrease in Contribution percentage).
I understand that the ESPP is voluntary and I acknowledge that any payroll deductions I elect to contribute to the ESPP are made on an entirely voluntary basis. I understand that, subject to the provisions of the ESPP, I may freely withdraw my participation in the ESPP and receive a full refund of all Contributions I have made that have not been applied towards the purchase of shares of Common Stock.

I acknowledge that a lesser percentage of my Compensation than indicated by me may be contributed if necessary to comply with applicable laws (in particular, applicable laws related to minimum salary requirements). Furthermore, I agree to execute a separate payroll deduction authorization agreement with the Company or the Employer, or any other agreement or consent that may be required by the Company or the Employer, either now or in the future, in connection with my payroll deductions under the ESPP. I understand that I will not be able to participate in the ESPP if I fail to execute any such consent or agreement.

If this is a change to my current enrollment, this represents an ☐-increase ☐-decrease to my Contribution percentage.
Notes:     An increase in your Contribution percentage can only take effect with the next Offering Period.
You may decrease your Contribution percentage to a percentage other than 0% only once within an Offering Period to be effective during that Offering Period, any decrease in your Contribution percentage (including to 0%) will become effective no later than the second payroll period after the Agreement is received by the Company.

SECTION 5: WITHDRAW FROM ESPP / DISCONTINUE CONTRIBUTIONS
DO NOT CHECK THE BOX BELOW IF YOU WISH TO CONTINUE PARTICIPATION IN THE ESPP
☐ I hereby elect to withdraw from the ESPP and stop my Contributions under the ESPP, effective as soon as reasonably practicable after this Agreement is received by the Company. Accumulated Contributions will be returned to me without interest (except to the extent required due to local legal requirements outside the United States).
Please ☐-refund all Contributions to me in cash, without interest OR ☐- use my Contributions to purchase shares on the next Purchase Date. I understand that I cannot resume participation until the start of the next Offering Period and must timely file a new Agreement to do so.
Note:    No future Contributions will be made if you elect to discontinue Contributions or withdraw from the ESPP. You may enroll in subsequent Offering Periods.

SECTION 6: NATURE OF GRANT
By enrolling in the ESPP, I understand, acknowledge and agree that:
(a)    the ESPP is established voluntarily by the Company, it is discretionary in nature, it may be amended, terminated or modified at any time, to the extent permitted by the ESPP;
(b)    the ESPP is operated and the right to purchase shares of Common Stock is granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights I may have under this Agreement may be raised only against the Company but not any Subsidiary or Affiliate (including, but not limited to, the Employer);
(c)    no Subsidiary or Affiliate (including, but not limited to, the Employer) has any obligation to make any payment of any kind to me under this Agreement;
(d)    the grant of the right to purchase shares of Common Stock under the ESPP is exceptional and voluntary and does not create any contractual or other right to receive future rights to purchase shares of Common Stock, or benefits in lieu of rights to purchase shares, even if rights to purchase shares have been granted in the past;
(e)    all decisions with respect to future grants of rights to purchase shares of Common Stock under the ESPP, if any, will be at the sole discretion of the Company;

(f)    the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP shall not create a right to employment or be interpreted as forming or amending an employment or service agreement with the Company;
(g)    the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP shall not interfere with the ability of the Employer to terminate my employment relationship at any time;
(h)    I am voluntarily participating in the ESPP;
(i)    the rights to purchase shares of Common Stock and any shares purchased under the ESPP, and the income from and value of same, are not intended to replace any pension rights or compensation;

(j)    the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, holiday pay, bonuses, long-service awards, leave-related payments, pension or retirement benefits or similar payments;
(k)    unless otherwise agreed with the Company, the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income from and value of same, are not granted as consideration for, or in connection with, any service I may provide as a director of the Subsidiary or Affiliate;
(l)    the future value of the underlying shares purchased or to be purchased under the ESPP is unknown, indeterminable and cannot be predicted with certainty, and the value of any shares of Common Stock purchased under the ESPP may increase or decrease in the future, even below the Purchase Price;
(m)    no claim or entitlement to compensation or damages shall arise from termination of the right to purchase shares of Common Stock under the ESPP resulting from termination of my employment (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any) or from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law;
(n)    for purposes of my participation in the ESPP, my status as an eligible employee will be considered terminated as of the date I am no longer actively providing services to the Company or the Employer (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any) and will not be extended by any notice period (e.g., my period of service would not include any contractual notice or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and my right to purchase shares of Common Stock, if any, will terminate effective as of this date and accumulated Contributions credited to my account will be returned to me without interest (except to the extent required due to local legal requirements outside the United States); the Committee shall have exclusive discretion to determine when I am no longer actively providing services for purposes of my participation in the ESPP (including whether I may still be considered to be providing services while on a leave of absence); and

(o)    neither the Company, the Employer nor any other Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between my local currency and the United States dollar that may affect the value of the rights to purchase shares of Common Stock, the shares purchased under the ESPP or any amounts due to me pursuant to the sale of any shares of Common Stock acquired under the ESPP.

SECTION 7: DATA PRIVACY INFORMATION AND CONSENT
The Company is located at 760 Market Street, Floor 10, San Francisco, California 94105, United States, and grants rights to purchase shares of Common Stock to employees of the Company and its Subsidiaries and Affiliates, at the Company’s sole discretion. If I would like to participate in the ESPP, I must review the following information about the Company’s data processing practices.

(a)    Data Collection and Usage. The Company, the Employer and its other Subsidiaries or Affiliates collect, process, transfer and use personal data about me that is necessary for the purpose of implementing, administering and managing the ESPP. This personal data may include my name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality and citizenship, job title, any shares of Common Stock or directorships held in the Company, and details of all awards or other entitlements to shares of Common Stock granted, canceled, settled, purchased, vested, unvested or outstanding in my favor (collectively, without limitation, “Data”), which the Company receives from me or the Employer. If I participate in the ESPP, then the Company will collect my Data for purposes of allocating shares of Common Stock and implementing, administering and managing the ESPP and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to me upon commencing employment and also available upon request. The legal basis, where required, for the processing of Data is my consent.
(b)    Stock Plan Administration Service Providers. The Company transfers Data to Shareworks by Morgan Stanley (including its affiliated companies) (“Shareworks”), a third-party stock plan administrator, and other third parties based in the United States, which assists the Company with the implementation, administration and management of the ESPP. In the future, the Company may select a different service provider and share my Data with such other provider that serves in a similar manner. I understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than my country. The Company’s service provider may open an account for me to receive shares of Common Stock. I may be asked to agree on separate terms and data processing practices with the service provider, which is a condition to my ability to participate in the ESPP. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative, only if permitted by applicable laws and regulations. I authorize the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the ESPP to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the ESPP.

(c)    Data Retention. The Company will hold and use my Data only as long as is necessary to implement, administer and manage my participation in the ESPP or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor, and securities laws. When the Company no longer needs my Data, the Company will remove it from its systems. If the Company keeps my Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations.
I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative.
(d)    Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where I reside, consent is a requirement for participation in the ESPP. In such cases, by accepting this grant, I hereby agree with the data processing practices as described in this notice and grant such consent to the processing and transfer of my Data as described in this Agreement and as necessary for the purpose of administering the ESPP. My participation in the ESPP and my grant of consent is purely voluntary. I may deny or withdraw my consent at any time; provided that if I do not consent, or if I withdraw my consent, I cannot participate in the ESPP unless required by applicable law. This would not affect my salary as an employee or my career; the only consequence of refusing or withdrawing my consent is that the Company would not be able to offer participation in the ESPP or other equity awards to me or administer or maintain such awards.
(e)    Data Subject Rights. I may have a number of rights under data privacy laws in my country. Depending on where I am based, my rights may include the right to (i) request access or copies of my Data the Company processes, (ii) have the Company rectify my incorrect Data and/or delete my Data, (iii) restrict processing of my Data, (iv) have portability of my Data, (v) lodge complaints with the competent tax authorities in my country and/or (vii) obtain a list with the names and addresses of any potential recipients of my Data. To receive clarification regarding my rights or to exercise my rights, I can contact the Company at 760 Market Street, Floor 10, San Francisco, California 94105, United States, Attn: Stock Administration.
(f)    Special Data Provisions if I Reside and/or Work in a Member State of the European Union and/or the European Economic Area or in the United Kingdom. If I reside and/or work in a member state of the European Union and/or the European Economic Area or in the United Kingdom, the following provisions supplement this Section 7:
(i)    GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the ESPP and the offer to participate in the ESPP (at the time of its offer and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the ESPP, in order to secure (A) the reasonable freedom of the Employer, the Company and any Subsidiary (together, the “Group”), as appropriate, to operate the ESPP and for connected purposes, and (B) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.

(ii)    I have certain rights under data protection legislation as summarized below:
A.    Right of access: I have the right to obtain confirmation as to whether or not my Data is being processed, and, where that is the case, to request access to Data, as well as certain information on how the Group is processing such Data.

B.    Right to rectification: I have the right to obtain the rectification of inaccurate Data. Considering the purpose of the processing, I may also, in some cases, be entitled to supplemental information regarding incomplete Data.
C.    Right to erasure (right to be forgotten): I may, in certain circumstances, have my Data deleted, for example if my personal information is no longer necessary in relation to the purpose for which it was collected, if I have objected to the processing of Data and the Company does not have a legitimate interest which outweighs my interest, if my Data has been processed unlawfully, or if my Data must be deleted to comply with a legal obligation.
D.    Right to restriction of processing: I may require that the Company restrict the processing of my Data in certain cases, for example where the Company no longer needs my Data but I need it to determine, enforce or defend legal claims or I have objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides my interest.
E.    Right to data portability: In some circumstances, I may be entitled to receive my Data which I provided to the Company in a structured, commonly used and machine-readable format and I have the right to transmit those Data to another controller.
F.    Right to object: I have the right to object to the processing of my Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company must be able to show compelling legitimate grounds that override my interests, rights and freedoms.
(iii)    My rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of my Data, can be obtained by contacting my local human resources representative. If I want to review, verify, correct or request erasure of my personal information, object to the processing of my Data, or request that the Company transfer a copy of my personal information to another party, I can contact my local human resources representative.
(iv)    The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses).

(v)    The Company will separately provide me with information in a data privacy notice on the collection, processing and transfer of my Data, including the grounds for processing.
(vi)    If I have any grievance, issue or problem in respect of the handling or processing of my Data in any way, I have the right to lodge a complaint to the national data protection agency for my country of residence.

SECTION 8: RESPONSIBILITY FOR TAXES
(a)    I acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer.
(b)    I further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the ESPP, including, but not limited to, my enrollment in the ESPP, the grant of rights to purchase shares of Common Stock, the purchase of shares of Common Stock, the issuance of Common Stock purchased, the sale of shares of Common Stock purchased under the ESPP or the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the ESPP to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result.
(c)    If I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(d)    In connection with any relevant taxable or tax withholding event, as applicable, I agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, I authorize the Company and/or the Employer to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following:
(i)     withholding from my wages or other cash compensation payable to me,
(ii)     withholding from proceeds of the sale of shares of Common Stock purchased under the ESPP, either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization without further consent),
(iii)     withholding in shares to be issued upon purchase under the ESPP,
(iv)     requiring me to make payment in a form acceptable to the Company, or
(v)    any other method determined by the Company and compliant with applicable laws.

(e)    The Company may withhold or account for Tax-Related Items by considering applicable statutory or other withholding rates, including minimum or maximum rates applicable in my jurisdiction(s). In the event of over-withholding, I may receive a refund from the Company of any over-withheld amount in cash (with no entitlement to the equivalent in the Common Stock), or if not refunded by the Company, I may be able to seek a refund from the local tax authorities. In the event of under-withholding, I may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, I am deemed to have been issued the full number of shares of Common Stock, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.

(f)    I agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock, or the proceeds from the sale of shares of Common Stock, if I fail to comply with my obligations in connection with the Tax-Related Items.

SECTION 9: GOVERNING LAW AND VENUE
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

SECTION 10: LANGUAGE
I acknowledge that I am proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow me to understand the terms and conditions of this Agreement. If I have received this Agreement or any other document related to the ESPP translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise required by applicable laws.

SECTION 11: APPENDIX
Notwithstanding any provision herein, my participation in the ESPP shall be subject to any additional terms and conditions for my country as set forth in the Appendix, if any. Moreover, if I relocate to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to me, to the extent the Company determines, in its discretion, that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

SECTION 12: IMPOSITION OF OTHER REQUIREMENTS
The Company reserves the right to impose other requirements on my participation in the ESPP or on any shares of Common Stock purchased under the ESPP, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 13: SEVERABILITY & WAIVER
The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
I acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision herein, or of any subsequent breach by me or any other participant.

SECTION 14: INSIDER TRADING RESTRICTIONS/ MARKET ABUSE LAWS
I acknowledge that I may be subject to insider trading restrictions and/or market abuse laws, which may affect my ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to purchase shares of Common Stock (e.g., rights to purchase shares under the ESPP) or rights linked to the value of shares of Common Stock under the ESPP during such times as I am considered to have “inside information” regarding the Company (as defined by or determined under the laws or regulations in my country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders I placed before I possessed inside information.  Furthermore, I could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities.  I understand that third parties include fellow employees.  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. I acknowledge that it is my responsibility to comply with any applicable restrictions, and that I should speak to my personal advisor on this matter.

SECTION 15: COMPLIANCE WITH LAW
Unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares under the ESPP prior to the completion of any registration or qualification of the shares under any U.S. and non-U.S. federal or state securities or exchange control law or under rulings or regulations of the SEC or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. federal, state or local governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. I understand that the Company is under no obligation to register or qualify the shares of Common Stock with the SEC or any state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, I agree that the Company shall have unilateral authority to amend the ESPP and the Agreement without my consent to the extent necessary to comply with securities or other laws applicable to the issuance of shares.

SECTION 16: EXCHANGE CONTROL, TAX AND FOREIGN ASSET/ACCOUNT REPORTING
I acknowledge that there may be certain exchange control, foreign asset/account or tax reporting requirements that may affect my ability to acquire or hold shares of Common Stock or cash received from participating in the ESPP (including the proceeds from the sale of shares of Common Stock and the receipt of any dividends paid on shares of Common Stock) in a brokerage or bank account outside my country. I may be required to report such accounts, assets or related transactions to the tax or other authorities in my country. I also may be required to repatriate sale proceeds or other funds received as a result of participating in the ESPP to my country within a certain time after receipt. I acknowledge that it is my responsibility to comply with such regulations and that I should speak to my personal advisor on this matter.

SECTION 17: NO ADVICE REGARDING GRANT
The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP or my acquisition or sale of shares of Common Stock. I understand that I should consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.

SECTION 18: ELECTRONIC DELIVERY AND PARTICIPATION
The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

SECTION 19: ACKNOWLEDGMENT AND SIGNATURE
I acknowledge that I have received a copy of the ESPP and the ESPP Prospectus (which summarizes the major features of the ESPP). I understand that my participation in the ESPP is in all respects subject to the terms of the ESPP and this Agreement. I have read the ESPP and the ESPP Prospectus and, by my signature below or by completing the online enrollment process in the ESPP, I hereby agree to be bound by the terms of the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.
Further, I agree that this Agreement will remain in effect throughout successive Offering Periods unless I become ineligible to participate in the ESPP or withdraw from the ESPP in accordance with the withdrawal procedures then in effect. Participation in any subsequent Offering Period will be governed by the terms and conditions of the ESPP and the Agreement in effect at the beginning of such Offering Period. By continuing to participate in the ESPP, and without the need to provide affirmative consent, I agree to the terms and conditions of the ESPP and/or Agreement in effect at the beginning of the respective Offering Period.
Signature: _______________________________    Date:__________________

APPENDIX
FIGMA, INC.
2025 EMPLOYEE STOCK PURCHASE
PLAN ENROLLMENT/CHANGE FORM
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company’s 2025 Employee Stock Purchase Plan (the “ESPP”) or the Enrollment/Change Form.
Terms and Conditions
This Appendix includes additional terms and conditions that govern my participation in the ESPP if I reside and/or work in one of the countries listed below. If I am a citizen or resident (or am considered as such for local law purposes) of a country other than the country in which I am currently residing and/or working, or if I transfer to another country after enrolling in the ESPP, the Company shall, in its sole discretion, determine to what extent the additional terms and conditions contained herein shall apply.
Notifications
This Appendix also includes information regarding securities, exchange control, tax and certain other issues of which I should be aware with respect to my participation in the ESPP. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of May 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that I not rely on the information in this Appendix as the only source of information relating to the consequences of my participation in the ESPP, because the information may be out of date at the time the right to purchase shares is exercised or shares of Common Stock purchased under the ESPP are sold.
In addition, the information contained herein is general in nature and may not apply to my particular situation, and the Company is not in a position to assure me of any particular result. Accordingly, I should seek appropriate professional advice as to how the relevant laws in my country may apply to my situation.
Finally, if I am a citizen or resident of a country, or am considered resident of a country, other than the one in which I currently reside and/or work, or I transfer employment and/or residency after I enroll in the ESPP, the information contained herein may not apply to me.

AUSTRALIA
Notifications
Securities Law Information. If I offer shares of Common Stock purchased under the ESPP for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. I understand that I should obtain legal advice on applicable disclosure obligations prior to making any such offer.
Tax Information. The ESPP is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to conditions in the Act).
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and international fund transfers. The Australian bank assisting with the transactions will file the report on my behalf. If an Australian bank is not involved in the transfer, I will be required to file the report.
CANADA
Terms and Conditions
Nature of Grant. The following provision replaces Section 6(n) of the Enrollment/Change Form:
For purposes of my participation in the ESPP, my status as an eligible employee will be considered terminated as of the date that is the earlier of (i) the date I receive written notice of termination as an eligible employee and (ii) the date I am no longer actively providing services to the Company or the Employer (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and will not be extended by any notice period (e.g., my period of service would not include any contractual notice or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), and my right to purchase shares of Common Stock, if any, will terminate effective as of this date and accumulated Contributions credited to my account will be returned to me without interest.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to participate in the ESPP during a statutory notice period, I acknowledge that my right to purchase shares of Common Stock, if any, will terminate effective as of the last day of my minimum statutory notice period, but I will not earn or be entitled to any pro-rated purchase if the Purchase Date falls after the end of my statutory notice period, nor will I be entitled to any compensation for lost ability to purchase shares.
Notifications
Securities Law Information. I understand I am permitted to sell shares of Common Stock purchased under the ESPP through the designated broker appointed by the Company, provided the resale of shares of Common Stock takes place outside Canada through the facilities of a stock exchange on which the Common Stock is listed.

FRANCE
Terms and Conditions
Payroll Deductions. The following is a French translation of the first two paragraphs of Section 4 of the Enrollment/Change Form.
Retenues salariales. Voici la traduction française des deux premiers paragraphes de la section 4 du formulaire d'inscription/de modification.
J'autorise par la présente la Société ou, si elle est différente, toute filiale ou société affiliée qui m'emploie (l'« Employeur ») à retenir sur chacun de mes bulletins de paie le montant nécessaire pour atteindre, à la fin de la Période d'Offre applicable, ___ % de ma rémunération (telle que prévue à l'article 9 du Plan) versée pendant cette Période d'Offre, tant que je reste admissible au Plan d’Achat d’Actions des Salariés (ESPP) (ci-dessous, le « Plan »). Ce montant, majoré des retenues salariales cumulées sur mes bulletins de paie jusqu'à présent pendant la Période d'Offre en cours, s'il s'agit d'un changement, sera appliqué à l'achat d'actions ordinaires conformément au Plan à la Date d'Achat applicable. Le pourcentage doit être un nombre entier (de 1% à un maximum de 15 % pour l'inscription ou une augmentation du pourcentage de contribution ; de 0% à un maximum de 14 % pour une diminution du pourcentage de contribution).
Je comprends que le Plan est volontaire et je reconnais que toutes les retenues salariales que je choisis de verser le sont sur une base entièrement volontaire. Je comprends que, sous réserve des dispositions du Plan, je peux librement retirer ma participation au Plan et recevoir le remboursement intégral de toutes les Contributions que j'ai versées et qui n'ont pas été affectées à l'achat d'actions ordinaires. Je reconnais qu'un pourcentage de ma rémunération inférieur à celui que j'ai indiqué pourra être versé dans le cadre du Plané si nécessaire afin de respecter les lois applicables (notamment celles relatives au salaire minimum). De plus, j'accepte de signer un accord distinct d'autorisation de retenue salariale avec la Société ou l'Employeur, ou tout autre accord ou consentement qui pourrait être requis par la Société ou l'Employeur, maintenant ou à l'avenir, relativement à mes retenues salariales au titre du Plan. Je comprends que je ne pourrai pas participer au Plan si je ne signe pas un tel consentement ou accord.
Language Consent. By enrolling in the ESPP, I confirm having read and understood the documents relating to the right to purchase shares of Common Stock (the ESPP and the Agreement), which were provided in English. I accept the terms of those documents accordingly.
Consentement Linguistique. En m'inscrivant au Plan, je confirme avoir lu et compris les documents relatifs au droit d'achat d'actions ordinaires (le Plan et la Convention d'inscription), fournis en anglais. J'accepte les termes de ces documents.
Notifications
Exchange Control Information. The value of any cash or securities imported to or exported from France without the use of a financial institution must be reported to the Customs and Excise Authorities when the value of such cash or securities is equal to or greater than a certain amount. I should consult with a personal legal advisor for further details regarding this requirement.

GERMANY
Notifications
Exchange Control Information. Cross-border payments (including related to proceeds realized upon the sale of shares of Common Stock) and certain other transactions with a value in excess of EUR 50,000 must be reported to the German Federal Bank (Bundesbank). In addition, I may be required to report to the Bundesbank the purchase of shares under the ESPP and/or the withholding or sale of shares to cover Tax-Related Items, in either case if the shares of Common Stock have a value in excess of EUR 50,000.
The report must be filed with the Bundesbank, either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de) or by such other method (e.g., email or telephone) as is permitted or required by the Bundesbank. The report must be submitted monthly or within such other timing as is permitted or required by the Bundesbank.
INDIA
Terms and Conditions
Tax Collection at Source. I understand that Tax Collection At Source (“TCS”) may apply to funds remitted out of India if the funds exceed a certain amount (currently INR 1,000,000) (“TCS Threshold”) during the Indian fiscal year. Therefore, my annual remittances out of India, including my Contributions under the ESPP, may be subject to TCS.
Depending on the procedures established by the Employer and the authorized dealer bank remitting the funds out of India, I understand that the Employer or the authorized dealer bank may collect any applicable TCS from my Contributions and remit the remaining Contributions to the Company, which will impact the number of shares of Common Stock that I will be able to purchase with my Contributions under the ESPP. Alternatively, or if any applicable TCS is not deducted from my Contributions under the ESPP, I understand and agree that the Company or the Employer may deduct any applicable TCS via any withholding method set forth in Section 8 of the Enrollment/Change Form.
I also understand that I may be required to provide a declaration to the Employer or the authorized dealer bank remitting the funds regarding whether the TCS Threshold has been reached based on all of my remittances out of India, including Contributions under the ESPP, and I agree to provide such declaration upon request. I understand that if I fail to provide such declaration upon request, TCS may be applied on all of my Contributions under the ESPP regardless of whether the TCS Threshold has been reached.
Notifications
Exchange Control Information. Indian residents are required to repatriate any proceeds from the sale of shares of Common Stock acquired under the ESPP to India within such period of time as required under applicable regulations. Upon repatriation, I understand that I will receive a foreign inward remittance certificate (“FIRC”) from the bank where I deposit the foreign currency and that I should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India, the Company or the Employer requests proof of repatriation. I may be required to provide information to the Company and/or the Employer to make any applicable filings under exchange control laws in India. Because exchange control restrictions in India change frequently, I should consult with a personal advisor before taking any action under the ESPP.

IRELAND
Notifications
Director Notification Obligation. Directors, shadow directors or secretaries of an Irish Subsidiary must notify the Irish Subsidiary in writing when receiving or disposing of an interest in the Company (e.g., rights to purchase shares under the ESPP, shares of Common Stock, etc.), or when becoming aware of the event giving rise to the notification requirement or when becoming a director or secretary if such an interest exists at the time, but only to the extent such individuals own 1% or more of the total shares of Common Stock. If applicable, this notification requirement also applies with respect to the interests of their spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).
JAPAN
Notifications
Exchange Control Information. If I acquire shares of Common Stock valued at more than JPY 100,000,000 in a single transaction, I would be required to file a “Securities Acquisition Report” with the Ministry of Finance through the Bank of Japan within 20 days of acquiring such shares of Common Stock.
SINGAPORE
Notifications
Securities Law Information. The right to purchase shares of Common Stock under the ESPP is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The ESPP has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore. Hence, statutory liability under the SFA in relation to the content of prospectuses will not apply.
The right to purchase shares of Common Stock under the ESPP is subject to section 257 of the SFA and hence the shares of Common Stock may not be offered or sold, or made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore, unless such offer, sale or invitation is made (i) more than six (6) months from the Offering Period, (ii) pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA, or (iii) pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.
Director Notification Requirement. If I am a director, alternate director, substitute director or shadow director of a Singapore Subsidiary or Affiliate, I must notify the Singapore Subsidiary or Affiliate in writing within two (2) business days of (i) becoming the registered holder of or acquiring an interest (e.g., rights to purchase shares under the ESPP, shares of Common Stock, etc.) in the Company or any Subsidiary or Affiliate, or becoming an alternate director, substitute director or shadow director (as the case may be), whichever occurs last, or (ii) any change in a previously disclosed interest (e.g., sale of shares of Common Stock). A “shadow director” is an individual who is not on the board of directors of the Singapore Subsidiary or Affiliate but who has sufficient control so that the board of directors of the Singapore Subsidiary or Affiliate acts in accordance with the directions or instructions of the individual.

SWEDEN
Terms and Conditions
Responsibility for Taxes. The following provision supplements Section 8 of the Enrollment/Change Form:
Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 8 of the Enrollment/Change Form, in participating in the ESPP, I authorize the Company and/or the Employer to withhold shares of Common Stock or to sell shares of Common Stock otherwise deliverable to me upon purchase to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.
UNITED KINGDOM
Terms and Conditions
Responsibility for Taxes. This following provision supplements Section 8 of the Enrollment/Change Form:
Without limitation to Section 8 of the Enrollment/Change Form, I agree that I am liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or the Employer or by HM Revenue & Customs (“HRMC”) (or any other tax authority or any other relevant authority). I also agree to indemnify and keep indemnified the Company and the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on my behalf.
Notwithstanding the foregoing, if I am a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), I acknowledge that I may not be able to indemnify the Company for the amount of any Tax-Related Items not collected from or paid by me, in case the indemnification could be considered to be a loan. In this case, the Tax-Related Items not collected or paid may constitute a benefit to me on which additional income tax and National Insurance contributions (“NICs”) may be payable. I acknowledge that I will be personally responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any NICs due on this additional benefit, which may also be recovered from me by any of the means referred to in Section 8 of the Enrollment/Change Form.
Notifications
Securities Law Information. The Company has prepared and made available an Information Document in reliance on an exemption from prospectus requirements that may otherwise apply to the offer of the ESPP in the United Kingdom. The Information Document is available on the Company’s employee intranet and/or via Shareworks.